SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2007
Crown Crafts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-7604	58-0678148
(State or other jurisdiction of	(Commission File Number)	IRS Employer
incorporation)		Identification Number)

916 South Burnside Avenue, Gonzales, LA	70737
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (225) 647-9100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.
     The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any registration statement or document pursuant to the Securities Act of 1933, as amended.
     On June 29, 2007, Crown Crafts, Inc. issued a press release announcing that its Board of Directors has formed a Capital Committee, which is authorized to cause the Company to spend up to $6 million in the aggregate to repurchase from its stockholders shares of the outstanding Series A common stock of the Company between July 1, 2007 and July 1, 2008. A copy of that press release is attached hereto as Exhibit 99.1
Item 9.01.     Financial Statements and Exhibits.
          (d)          Exhibits
                         99.1     Press Release dated June 29, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CROWN CRAFTS, INC.
Date: June 29, 2007	/s/ E. Randall Chestnut
E. Randall Chestnut
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Exhibit Description
99.1	Press Release dated June 29, 2007

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